FINANCIAL HIGHLIGHTS

Keystone recorded improved financial performance in the first quarter of 1997 as net income grew to $17,129,000 and earnings per share (EPS) grew to $0.46. The growth in EPS reflected a 4.5% increase over 1996 results.

Performance in the first quarter was affected by stable net interest income, continued improvement in noninterest income, and controlled growth in overhead expenses.

Net interest margin exhibited improvement to 4.46% during the period, slightly higher than the 4.42% in the fourth quarter of 1996. Growth in average loans was 6.4%.

The provision for credit losses was increased by 85% from the first quarter of 1996, as a result of both loan growth and increased net charge-offs. The provision also resulted in an increased ratio of the allowance to loans to 1.31%, up from 1.27% at year-end.

Noninterest revenues continued to reflect strength from increased trust, investment management, ATM and other fee categories. Other income includes gains of approximately $2.5 million from the sale of community offices pursuant to Keystone's office reconfiguration strategy.

Overhead  expenses  grew  5.4%,   primarily  as  a  result  of  increased  staff
compensation.



                                            1997                                   1996
-----------------------------------------------------  -----------------------------------------------------------------
                                            First      Fourth        Third        Second         First
                                           Quarter     Quarter       Quarter      Quarter       Quarter       Annual
-----------------------------------------------------  -----------------------------------------------------------------
Earnings per share                            $0.46     $0.47         $0.45        $0.47         $0.44         $1.83
Return on average assets                       1.34%     1.38%         1.32%        1.43%         1.36%         1.37%
Return on average equity                      13.91%    14.05%        13.63%       14.60%        14.02%        14.11%

Net interest margin                            4.46%     4.42%         4.37%        4.56%         4.57%         4.49%
Noninterest income/revenues                   25.77%    23.41%        22.45%       21.60%        22.29%        22.44%
Provision for credit losses/Average loans      0.41%     0.39%         0.27%        0.24%         0.24%         0.28%
Noninterest expense/revenues                  59.78%    57.71%        59.56%       57.73%        59.95%        58.73%

Nonperforming assets to loans                  0.77%     0.75%         0.71%        0.75%         0.74%         -
90 day past due loans to loans                 0.53%     0.50%         0.58%        0.57%         0.45%         -
-----------------------------------------------------  -----------------------------------------------------------------
Total risk elements to loans                   1.30%     1.25%         1.29%        1.32%         1.19%         -
=====================================================  =================================================================

Allowance for credit losses to loans           1.31%     1.27%         1.28%        1.30%         1.32%         -
Allowance for credit losses to
              nonperforming loans               227%      233%          254%         247%          261%         -
Net charge-offs/Average loans                  0.32%     0.34%         0.24%        0.24%         0.25%         0.27%

Equity to assets                               9.47%     9.70%         9.69%        9.79%         9.74%         -
Total risk adjusted capital ratio             13.58%    14.59%        14.80%       15.02%        14.92%         -
-----------------------------------------------------  -----------------------------------------------------------------

                              PER SHARE STATISTICS

Earnings per Share
-------------------------------------------------------------------------
                       Fourth     Third     Second    First
                       Quarter   Quarter    Quarter  Quarter    Total
-------------------------------------------------------------------------
1997                                                  $0.46     $0.46
1996                    $0.47     $0.45      $0.47    $0.44     $1.83
1995                    $0.45     $0.43      $0.43    $0.42     $1.73
=========================================================================

Average Shares Outstanding

-------------------------------------------------------------------------
              Fourth       Third       Second        First      Average
              Quarter     Quarter      Quarter      Quarter    For Year
-------------------------------------------------------------------------
1997                                              37,552,848  37,552,848
1996        38,043,623  38,164,065   38,022,920   37,950,453  38,045,585
1995        36,142,553  35,352,675   35,197,571   35,146,901  35,462,358
=========================================================================

Book Value per Share
------------------------------------------------------------------------
              Fourth     Third         Second        First
              Quarter   Quarter       Quarter       Quarter
------------------------------------------------------------------------
1997                                                 $13.20
1996           $13.38     $13.17       $12.92        $12.75
1995           $12.69     $12.64       $12.40        $12.04
========================================================================

                            QUARTER-END INFORMATION

(dollars in thousands)          1997                                         1996
------------------------------------------  -----------------------------------------------------------
                                First         Fourth           Third          Second           First
                               Quarter        Quarter         Quarter         Quarter         Quarter
------------------------------------------  -----------------------------------------------------------
Loans                         $3,494,457     $3,553,662      $3,481,937      $3,397,203      $3,355,552
Earning assets                 4,907,494      4,919,579       4,885,173       4,720,625       4,672,069
Total assets                   5,189,697      5,231,268       5,186,129       5,020,979       4,966,610
Deposits                       4,080,080      4,097,111       4,111,103       4,058,766       3,990,379
Total shareholders' equity       491,248        507,307         502,579         491,317         483,890
Unrealized securities gains
   (losses), net                  (4,636)        (1,087)         (4,523)         (5,609)         (3,438)
------------------------------------------  ------------------------------------------------------------
Number of shares outstanding  37,218,177     37,908,160      38,164,896      38,034,993      37,989,806
==========================================  ============================================================

                    CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                             STATEMENTS OF CONDITION

(in thousands)                               1997                                      1996
--------------------------------------------------------  ------------------------------------------------------------
                                             First          Fourth            Third           Second        First
                                            Quarter         Quarter          Quarter          Quarter      Quarter
--------------------------------------------------------  ------------------------------------------------------------
ASSETS
--------------------------------------------------------  ------------------------------------------------------------
Earning Assets:
   Loans and leases                       $3,608,887      $3,543,229      $3,424,853       $3,367,113    $3,392,181
   Loans held for resale                      73,186          43,149          68,866           81,505        21,052
   Federal funds sold and other               57,771          67,861         121,468          102,138       114,703
   Taxable investment securities           1,019,202       1,066,539       1,085,837        1,032,165     1,069,390
   Nontaxable investment securities          134,283         133,827         132,176          124,377       124,200
--------------------------------------------------------  ------------------------------------------------------------
Total earning assets                       4,893,329       4,854,605       4,833,200        4,707,298     4,721,526

   Cash and due from banks                   146,113         159,881         156,475          147,538       143,239
   Allowance for credit losses               (45,429)        (44,915)        (44,825)         (45,071)      (45,101)
   Intangible assets                          13,283          13,754          14,466           14,921        15,368
   Other assets                              166,704         159,636         154,195          152,268       148,571
--------------------------------------------------------  ------------------------------------------------------------
TOTAL ASSETS                              $5,174,000      $5,142,961      $5,113,511       $4,976,954    $4,983,603
========================================================  ============================================================

LIABILITIES AND EQUITY
--------------------------------------------------------  ------------------------------------------------------------
Interest-bearing liabilities:
   Deposits less than $100,000:

      Now accounts                          $338,793        $417,264        $424,965         $433,775      $429,358
      Money market accounts                  382,187         396,785         398,277          400,426       415,689
      Savings                                431,803         373,876         389,680          401,689       406,246
      Time deposits                        2,183,379       2,146,842       2,118,504        2,049,346     2,016,052
   Deposits greater than $100,000            242,865         245,706         261,661          237,623       234,974
   Short-term borrowings                     290,358         283,358         275,735          241,506       261,202
   FHLB Borrowings                           215,862         166,104         138,279          136,162       167,145
   Long-term debt, other                       2,066           2,381           2,821            3,385         3,893
--------------------------------------------------------  ------------------------------------------------------------
Total interest-bearing liabilities         4,087,313       4,032,316       4,009,922        3,903,912     3,934,559
--------------------------------------------------------  -----------------------------------------------------------

Noninterest-bearing deposits                 485,216         498,838         508,098          494,991       486,975
Other liabilities                            102,194         107,393          99,921           90,946        79,837
--------------------------------------------------------  -----------------------------------------------------------
TOTAL LIABILITIES                          4,674,723       4,638,547       4,617,941        4,489,849     4,501,371
--------------------------------------------------------  -----------------------------------------------------------
Shareholders' equity                         499,277         504,414         495,570          487,105       482,232
--------------------------------------------------------  -----------------------------------------------------------
TOTAL LIABILITIES AND

   SHAREHOLDERS' EQUITY                   $5,174,000      $5,142,961      $5,113,511       $4,976,954   $4,983,603
========================================================  ===========================================================


                         GROWTH IN AVERAGE BALANCES (1)

                              1997                      1996
------------------------------------  ------------------------------------------
                             First    Fourth      Third       Second      First
                            Quarter   Quarter    Quarter      Quarter    Quarter
------------------------------------  ------------------------------------------
Loans                         6.4%      7.2%      4.9%         3.0%       5.1%
Total assets                  3.8%      5.7%      7.0%         5.9%       5.9%
Deposits                      1.9%      4.1%      6.4%         4.9%       4.6%
Shareholders' equity          3.5%      9.8%     12.6%        13.3%      16.2%
====================================  ==========================================
(1) Compares current quarter to the comparable quarter of the prior year.

             CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)        1997                                   1996
---------------------------------------  --------------------------------------------------------------------
                               First         Fourth        Third         Second        First
                              Quarter       Quarter       Quarter       Quarter       Quarter       Annual
---------------------------------------  --------------------------------------------------------------------
Interest income               $97,847       $97,911       $96,599       $94,596       $95,415      $384,521
Tax equivalent adjustment       1,272         1,263         1,196         1,234         1,199         4,892
---------------------------------------  --------------------------------------------------------------------
                               99,119        99,174        97,795        95,830        96,614       389,413
Interest expense               44,835        45,073        44,700        42,161        42,824       174,758
---------------------------------------  --------------------------------------------------------------------
Net interest income            54,284        54,101        53,095        53,669        53,790       214,655
Provision for credit losses     3,674         3,522         2,312         2,036         1,988         9,858
---------------------------------------  --------------------------------------------------------------------
Net interest income after
  provision                    50,610        50,579        50,783        51,633        51,802       204,797
Noninterest income             18,847        16,536        15,373        14,782        15,426        62,117
Security transactions              19             3             -           101           452           556
Noninterest expense            43,720        40,762        40,781        39,519        41,497       162,559
---------------------------------------  --------------------------------------------------------------------
Income before income taxes     25,756        26,356        25,375        26,997        26,183       104,911
Income taxes                    7,355         7,233         7,154         8,030         8,127        30,544
Tax equivalent adjustment       1,272         1,263         1,196         1,234         1,199         4,892
---------------------------------------  --------------------------------------------------------------------
NET INCOME                    $17,129       $17,860       $17,025       $17,733       $16,857       $69,475
=======================================  ====================================================================
Tax effect of security
  transactions                     $7            $1             -           $35          $158          $195
=============================================================================================================

                         ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                    1997                               1996
---------------------------------------------------  ---------------------------------------------------------------------
                                         First         Fourth        Third         Second        First
                                        Quarter       Quarter       Quarter       Quarter       Quarter        Annual
---------------------------------------------------  ---------------------------------------------------------------------
Trust and investment advisory fees         $4,136        $4,043        $3,751        $3,726        $3,681       $15,201
Service charges on deposit accounts         3,508         3,793         3,667         3,689         3,462        14,611
Fee income                                  4,086         3,771         3,514         3,492         3,309        14,086
Mortgage banking income                     1,518         1,930         1,853         1,986         1,698         7,467
Other secondary market income                 513         1,237         1,246           629           459         3,571
Reinsurance income                            884           591           551           538           586         2,266
Other income                                4,202         1,171           791           722         2,231         4,915
----------------------------------------------------  --------------------------------------------------------------------
Total noninterest income                  $18,847       $16,536       $15,373       $14,782       $15,426       $62,117
====================================================  ====================================================================
Noninterest income to average assets*       1.48%         1.28%         1.19%         1.19%         1.24%         1.23%
====================================================  ====================================================================
*Annualized

                         ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                     1997                           1996
----------------------------------------------------  -------------------------------------------------------
                                           First       Fourth      Third      Second     First
                                          Quarter      Quarter     Quarter    Quarter    Quarter    Annual
----------------------------------------------------  -------------------------------------------------------
----------------------------------------------------  -------------------------------------------------------
Salaries expense                           $18,426     $17,628     $17,852    $16,819    $16,971   $69,270
Employee benefits                            3,997       2,603       3,065      3,064      3,830    12,562
Occupancy expense                            3,489       3,207       3,324      3,329      3,488    13,348
Furniture and equipment expense              4,060       3,767       3,536      3,405      3,355    14,063
Other expense                               13,748      13,557      13,004     12,902     13,853    53,316
----------------------------------------------------  -------------------------------------------------------
Total noninterest expense                  $43,720     $40,762     $40,781    $39,519    $41,497  $162,559
====================================================  =======================================================
Noninterest expense to average assets*       3.43%       3.14%       3.16%      3.18%      3.34%     3.22%
====================================================  =======================================================
Noninterest expense to revenues             59.78%      57.71%      59.56%     57.73%     59.95%    58.73%
====================================================  =======================================================
Avg. full-time equivalent employees         2,469       2,444       2,456      2,449      2,432     2,445
====================================================  =======================================================
*Annualized

                          NET INTEREST INCOME ANALYSIS
                                                       First Quarter
-------------------------------------------------------------  ---------------------------------
                                                1997                    1996
-------------------------------------------------------------  ---------------------------------
(dollars in thousands)                 Amount        Rate          Amount    Rate        Change
-------------------------------------------------------------  ---------------------------------
Interest income:*
    Loans - Commercial                   $14,942       8.78%     $13,624      9.00%     $1,318
            Commercial - Real Estate      21,315       9.26       20,795      9.44        520
            Consumer - Mortgage           15,004       8.01       16,638      8.43     (1,634)
            Consumer                      26,794       8.72       24,700      8.93      2,094
    Loans held for resale                  1,616       8.98          443      8.46      1,173
    Investments                           18,648       6.56       18,886      6.36       (238)
    Federal funds sold and other             800       5.62        1,528      5.36       (728)
-------------------------------------------------------------  ---------------------------------
                                          99,119       8.18       96,614      8.21      2,505
-------------------------------------------------------------  ---------------------------------
Interest expense:
    Deposits -  NOW                        1,151       1.38        1,492      1.40       (341)
                Savings                    1,891       1.78        2,031      2.01       (140)
                Money Market               2,407       2.55        2,393      2.32         14
                Time                      33,054       5.53       31,307      5.59      1,747
    Short-term borrowings                  3,137       4.38        2,863      4.41        274
    FHLB borrowings                        3,183       5.98        2,642      6.36        541
    Long-term debt, other                     12       8.98           96      9.92        (84)
-------------------------------------------------------------  ---------------------------------
                                          44,835       4.45       42,824      4.38      2,011
-------------------------------------------------------------  ---------------------------------
Net interest income                      $54,284                 $53,790                 $494
-------------------------------------------------------------  ---------------------------------
Spread                                                 3.73                   3.83
=============================================================  =================================
Net interest margin                                    4.46%                  4.57%
=============================================================  =================================
*Fully taxable equivalent

                       PERIOD-END LOAN PORTFOLIO ANALYSIS

(in thousands)                                 1997                                          1996
--------------------------------------------------------  ---------------------------------------------------
                                               First        Fourth        Third       Second       First
                                              Quarter       Quarter      Quarter      Quarter     Quarter
--------------------------------------------------------  ---------------------------------------------------
Commercial:
     Commercial and industrial                 $528,048     $498,657     $501,907     $481,481     $463,126
     Floor plan financing                       199,197      168,521      146,124      148,670      148,109
     Obligations of political subdivisions       36,968       36,946       28,523       26,783       28,169
--------------------------------------------------------  ---------------------------------------------------
                                                764,213      704,124      676,554      656,934      639,404
--------------------------------------------------------  ---------------------------------------------------
Commercial real estate:

     Commercial and industrial                  702,626      683,358      684,480      673,567      671,153
     Multi-family residential                    77,617       76,830       77,553       76,014       76,077
     Obligations of political subdivisions       28,719       29,686       30,283       29,335       30,365
     Construction and land development           86,244       72,083       72,278       75,807       71,281
     Agricultural                                13,259        8,621        8,458        8,401        8,832
--------------------------------------------------------  ---------------------------------------------------
                                                908,465      870,578      873,052      863,124      857,708
--------------------------------------------------------  ---------------------------------------------------
Consumer:

     Real estate                                605,884      794,010      798,728      789,384      804,573
     Installment                                529,209      552,533      553,665      557,476      570,255
     Home equity                                319,555      294,459      273,331      260,004      239,455
     Personal lines of credit                    37,110       36,475       36,627       36,519       37,094
     Lease financing                            330,021      301,483      269,980      233,762      207,063
--------------------------------------------------------  --------------------------------------------------
                                              1,821,779    1,978,960    1,932,331    1,877,145    1,858,440
--------------------------------------------------------  --------------------------------------------------
Total loans                                  $3,494,457   $3,553,662   $3,481,937   $3,397,203   $3,355,552
========================================================  ==================================================

                             RISK ELEMENTS ANALYSIS

(in thousands)                                  1997                         1996
--------------------------------------------------------  ----------------------------------------------
                                               First       Fourth      Third     Second     First
                                              Quarter      Quarter    Quarter    Quarter   Quarter
--------------------------------------------------------  ----------------------------------------------
Nonperforming assets:

   Nonaccrual loans                              $19,859     $18,913    $16,944    $16,999    $16,335
   Troubled debt restructurings                      371         393        582        954        632
   Other real estate                               6,658       7,414      7,316      7,678      7,761
--------------------------------------------------------  ----------------------------------------------
Total nonperforming assets                        26,888      26,720     24,842     25,631     24,728
Loans 90 days or more past due                    18,457      17,649     20,094     19,475     15,200
--------------------------------------------------------  ----------------------------------------------
Total risk elements                              $45,345     $44,369    $44,936    $45,106    $39,928
--------------------------------------------------------  ----------------------------------------------

o Delinquent loans to period-end loans*            1.98%       2.16%      2.22%      2.40%      2.13%
========================================================  ==============================================
o Nonperforming assets to period-end loans         0.77%       0.75%      0.71%      0.75%      0.74%
========================================================  ==============================================
o Total risk elements to period-end loans          1.30%       1.25%      1.29%      1.32%      1.19%
========================================================  ==============================================
*The numerator consists of loans 30 days or more past due.

                       COMPONENTS OF NONPERFORMING ASSETS

(in thousands)                        1997                            1996
-----------------------------------------------  -----------------------------------------------
                                     First          Fourth      Third      Second     First
                                    Quarter        Quarter     Quarter     Quarter   Quarter
-----------------------------------------------  -----------------------------------------------
Commercial                             $4,168      $4,306       $4,071      $4,650      $4,362
Commercial real estate:
     Construction and development         653         764          861       1,113       1,388
     Permanent                         11,220      11,889       11,005      10,795       9,842
Residential real estate                 1,178         918          373         419         712
Consumer                                3,011       1,429        1,216         976         663
-----------------------------------------------  ------------------------------------------------
Nonaccrual and restructured loans      20,230      19,306       17,526      17,953      16,967
Other real estate                       6,658       7,414        7,316       7,678       7,761
-----------------------------------------------  ------------------------------------------------
Total nonperforming assets            $26,888     $26,720      $24,842     $25,631     $24,728
===============================================  ================================================

                           ALLOWANCE FOR CREDIT LOSSES

(in thousands)                                        1997                                  1996
--------------------------------------------------------------  -------------------------------------------------------------
                                                      First          Fourth          Third          Second           First
                                                     Quarter        Quarter         Quarter         Quarter         Quarter
--------------------------------------------------------------  -------------------------------------------------------------
Balance at beginning of period                       $45,016         $44,495         $44,271        $44,287         $44,377
Allowance obtained through mergers                         -               -               -              -               -
Loans charged-off:

     Commercial                                         (318)           (633)           (141)          (616)           (218)
     Real estate secured                                (555)           (515)           (431)          (672)           (563)
     Consumer                                         (2,101)         (2,042)         (1,945)        (1,033)         (1,706)
     Lease financing                                    (429)           (329)           (196)          (143)           (269)
--------------------------------------------------------------  --------------------------------------------------------------
Total loans charged-off                               (3,403)         (3,519)         (2,713)        (2,464)         (2,756)
--------------------------------------------------------------  --------------------------------------------------------------
Recoveries:

     Commercial                                           82              58              38             76             271
     Real estate secured                                 231             137             209             99             105
     Consumer                                            248             284             329            208             252
     Lease financing                                      34              39              49             29              50
--------------------------------------------------------------  --------------------------------------------------------------
Total recoveries                                         595             518             625            412             678
--------------------------------------------------------------  --------------------------------------------------------------
Net loans charged-off                                 (2,808)         (3,001)         (2,088)        (2,052)         (2,078)
Provision for credit losses                            3,674           3,522           2,312          2,036           1,988
==============================================================  ==============================================================
Balance at end of period                             $45,882         $45,016         $44,495        $44,271         $44,287
==============================================================  ==============================================================
       Net loans charged-off to average loans*         0.32%           0.34%           0.24%          0.24%           0.25%
==============================================================  ==============================================================
       Provision for credit losses to average loans*   0.41%           0.39%           0.27%          0.24%           0.24%
==============================================================  ==============================================================
       Allowance for credit losses to loans            1.31%           1.27%           1.28%          1.30%           1.32%
==============================================================  ==============================================================

                                  OTHER RATIOS

                                                        1997                        1996
--------------------------------------------------------------  ---------------------------------------------
                                                        First       Fourth    Third     Second      First
                                                       Quarter     Quarter   Quarter    Quarter    Quarter
--------------------------------------------------------------  ---------------------------------------------
Investment portfolio - market to amortized cost         99.2%      100.2%     99.5%      99.1%       99.7%
Dividend payout ratio                                   56.5%       55.3%     53.3%      51.4%       53.7%
Loans to deposits ratio, average                        88.8%       86.9%     83.5%      83.8%       85.0%
==============================================================  =============================================

                             FEE GENERATION ACTIVITY

(in thousands)                                            1997                         1996
-----------------------------------------------------------------  ----------------------------------------------
                                                          First       Fourth      Third     Second       First
                                                         Quarter     Quarter     Quarter    Quarter     Quarter
-----------------------------------------------------------------  ----------------------------------------------
Mortgage loans originated                                 $53,640     $54,695    $55,287    $61,103     $50,808
Mortgage loans sold                                       $18,084     $28,183    $25,248    $38,015     $33,387
End of period mortgages serviced for others              $582,110    $575,655   $555,004   $540,088    $551,055
End of period indirect loans securitized & serviced      $148,611    $174,147   $108,359   $120,824     $53,375
=================================================================  ==============================================

                       MARKET PRICE AND DIVIDENDS DECLARED

-------------------------------------------------------------------------------------------------------------------------------
                             Closing Bid Price Range
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Dividends
                                                   Quarter                             High            Low         Declared
-------------------------------------------------------------------------------------------------------------------------------
1997
-------------------------------------------------------------------------------------------------------------------------------
                                                      I                             $28.00          $24.88           $0.26
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $0.26
===============================================================================================================================
1996
-------------------------------------------------------------------------------------------------------------------------------

                                                      I                             $22.83          $19.83           $0.24
                                                     II                              22.75           20.75            0.24
                                                    III                              25.33           21.67            0.24
                                                     IV                              27.75           24.50            0.26
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $0.98
===============================================================================================================================
1995
-------------------------------------------------------------------------------------------------------------------------------
                                                       I                             $20.17         $17.50           $0.23
                                                      II                              19.33          18.00            0.23
                                                      III                             21.50          18.50            0.23
                                                      IV                              22.67          19.67            0.24
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $0.93
===============================================================================================================================